EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

(each, a “Company” and, together, the “Companies”)

Supplement dated September 18, 2006

to the following Prospectuses of the Companies:

Excelsior Funds Trust Institutional Funds Prospectus, dated July 31, 2006	Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. Fixed Income Funds Prospectus, dated July 31, 2006

Excelsior Funds, Inc. and Excelsior Funds Trust Institutional Funds Prospectus Retirement Shares Prospectus Equity Funds Prospectus, each dated July 31, 2006	Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. Money Funds Prospectus, dated July 31, 2006

Excelsior Funds, Inc.

Core Bond Fund – Institutional Shares

Prospectus/Information Statement,

dated August 25, 2006

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Each of the Prospectuses listed above is hereby amended to include the following paragraph:

Householding. The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call 1.800.542.1061 or contact your financial intermediary.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE